UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018

COTIVITI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37787	46-0595918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway Suite 1400 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 379-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On August 27, 2018, pursuant to that certain Agreement and Plan of Merger, dated as of June 19, 2018 (the “Merger Agreement”), by and among Cotiviti Holdings, Inc., a Delaware corporation (“Cotiviti”), Verscend Technologies, Inc., a Delaware corporation (“Verscend”), and Rey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Verscend (“Merger Sub”), Merger Sub merged with and into Cotiviti (the “Merger”), with Cotiviti continuing as the surviving corporation and a wholly owned subsidiary of Verscend.

Item 1.02.Termination of Material Definitive Agreement.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

On August 27, 2018, in connection with the consummation of the Merger, Cotiviti Corporation, a Delaware corporation (“Cotiviti Corporation”), and Cotiviti Domestic Holdings, Inc., a Delaware corporation (together with Cotiviti Corporation, the “Borrowers”), each a subsidiary of Cotiviti, repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Amended and Restated First Lien Credit Agreement, dated as of September 28, 2016, by and among the Borrowers,  Cotiviti Intermediate Holdings, Inc., a Delaware corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A. as administrative agent for the lenders party thereto (the “Existing Credit Agreement”), and terminated all commitments thereunder. The termination of the Existing Credit Agreement became effective at the effective time of the Merger (the “Effective Time”) on August 27, 2018.

Item 2.01.Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each share of Cotiviti common stock, par value $0.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time (including shares of Common Stock that were issued as restricted Common Stock that vested on or prior to the date of the consummation of the Merger, but excluding (i) any shares of Common Stock held directly by Verscend, Merger Sub or any of their subsidiaries immediately prior to the Effective Time, (ii) shares of Common Stock held in treasury of Cotiviti and (iii) shares of Common Stock held by any stockholder who has not voted in favor of the adoption of the Merger Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares of Common Stock in accordance with Section 262 of the Delaware General Corporate Law and has not effectively withdrawn or lost the right to appraisal under Delaware law),  was cancelled and extinguished and automatically converted into the right to receive $44.75 in cash (the “Merger Consideration”), payable to the holder thereof, without interest and less any applicable withholding taxes or other amounts required to be withheld therefrom under applicable law.

Immediately prior to the Effective Time, each option to purchase shares of Common Stock that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, vested in full and was cancelled and converted into the right to receive a  cash payment equal to the product of the Merger Consideration, net of the applicable per share exercise price,  and the aggregate number of shares of Common Stock subject to the option (and subject to applicable tax withholding or other amounts required by applicable law to be withheld).  Options with a per share exercise price equal to or exceeding the Merger Consideration were cancelled without payment.

Immediately prior to the Effective Time, each award of restricted stock and restricted stock units covering shares of Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, vested in full and was converted into the right to receive a  cash payment equal to the product of the Merger Consideration and the aggregate number of shares of Common Stock subject to the award (and subject to applicable tax withholding or other amounts required by applicable law to be withheld).

The definitive proxy statement of Cotiviti, filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2018, and the supplemental disclosure to the proxy statement of Cotiviti, filed with the SEC on August 10, 2018, contain additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Cotiviti in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 27, 2018, in connection with the consummation of the Merger, Cotiviti notified the New York Stock Exchange  (the “NYSE”) that a certificate of merger was filed with the Secretary of State of the State of Delaware. Cotiviti requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b). As a result, trading of the Common Stock, which traded under the ticker symbol “COTV” on the NYSE, was suspended prior to the opening of trading on the NYSE on August 27, 2018.

Cotiviti intends to file a certification on Form 15 with the SEC requesting that Cotiviti’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock be suspended.

Item 3.03.Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each holder of Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Cotiviti (other than the right to receive the Merger Consideration for such shares) and accordingly, no longer has any interest in Cotiviti’s future earnings or growth.

Item 5.01.Changes in Control of Registrant.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of Cotiviti occurred and Cotiviti became a wholly owned subsidiary of Verscend.  Verscend funded the acquisition through a combination of debt, equity and preferred equity financing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors

Immediately prior to the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of Cotiviti’s board of directors resigned from and ceased serving on Cotiviti’s board of directors and any and all committees thereof.  No director resigned as a result of any disagreement with Cotiviti on any matter relating to Cotiviti’s operations, policies or practices.  The members of Cotiviti’s board of directors immediately prior to the Effective Time were David Swift, Elizabeth Connolly Alexander, Mala Anand, Kenneth Goulet, Ruben J. King-Shaw, Jr., John Maldonado, James Parisi, Christopher Pike, J. Douglas Williams, and R. Halsey Wise.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement the directors of Merger Sub immediately prior to the Effective Time,  Emad Rizk, James Dimitri, Ramzi Musallam and Joseph Longosz, became the directors of Cotiviti, effective as of the Effective Time.

Employee Stock Purchase Plans; Equity Incentive Plans

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each of Cotiviti’s Employee Stock Purchase Plan for U.S. Employees, Employee Stock Purchase Plan for Non-U.S. Employees, 2012 Equity Incentive Plan and 2016 Equity Incentive Plan was terminated.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, (i) the certificate of incorporation of Cotiviti as the surviving corporation was amended and restated in its entirety to be identical to the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, except that the name of the corporation set forth therein was changed to the name of Cotiviti, and (ii) the bylaws of Cotiviti as the surviving corporation were amended and restated in their entirety to be identical to the bylaws of Merger Sub in effect immediately prior to the Effective Time, except that the name of the corporation set forth therein was changed to the name of Cotiviti.

The Amended and Restated Certificate of Incorporation of Cotiviti is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of Cotiviti are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 7.01.Regulation FD Disclosure

On August 27, 2018, Cotiviti issued a press release announcing consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 19, 2018, by and among Verscend Technologies, Inc., Rey Merger Sub, Inc. and Cotiviti Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Cotiviti’s Current Report on Form 8-K, filed with the SEC on June 22, 2018 (File No. 001-37787))

3.1	Amended and Restated Certificate of Incorporation of Cotiviti (filed herewith)
3.2	Amended and Restated Bylaws of Cotiviti (filed herewith)
99.1*	Cotiviti Holdings, Inc. Press Release, dated August 27, 2018

 * Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2018	COTIVITI HOLDINGS, INC.

	By:	/s/ Jonathan Olefson
	Name:	Jonathan Olefson
	Title:	Senior Vice President, General Counsel and Secretary